Exhibit 99.2

The St. Paul Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2005

On April 1, 2004, Travelers Property Casualty Corp. (Travelers) completed its previously announced merger into The St. Paul Companies, Inc. (St. Paul), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers).  Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock.  For accounting purposes, this transaction is being accounted for as a reverse acquisition with Travelers treated as the accounting acquirer.  Accordingly, the transaction is being accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities and commitments of St. Paul as of April 1, 2004.

All historical information prior to April 1, 2004 included in this Financial Supplement represents the standalone results of Travelers as Travelers is treated as the accounting acquirer.

The St. Paul Travelers Companies, Inc.

Financial Highlights

($ in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Income (loss) from continuing operations	$587	$(302)	$311	$271	$877	$931	$75	$178	$867	$2,061
Income (loss) from continuing operations per share(1):
Basic	$1.35	$(0.46)	$0.46	$0.40	$1.31	$1.39	$0.11	$0.26	$1.42	$3.04
Diluted	$1.31	$(0.46)	$0.45	$0.40	$1.25	$1.33	$0.11	$0.26	$1.40	$2.95

Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$179	$955	$1,622
Net income (loss) per share (1):
Basic	$1.35	$(0.42)	$0.51	$0.45	$0.31	$1.59	$0.24	$0.26	$1.56	$2.39
Diluted	$1.31	$(0.42)	$0.50	$0.44	$0.31	$1.52	$0.23	$0.26	$1.53	$2.33

Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$50	$151	$895	$2,026
Operating income (loss) per share (1):
Basic	$1.41	$(0.51)	$0.51	$0.41	$1.28	$1.44	$0.07	$0.22	$1.46	$2.99
Diluted	$1.37	$(0.51)	$0.50	$0.40	$1.23	$1.38	$0.07	$0.22	$1.44	$2.90

Continuing operations return on equity	19.0%	(6.0)%	6.1%	5.2%	16.6%	17.4%	1.3%	3.2%	4.7%	9.5%
Return on equity	19.0%	(5.4)%	6.7%	5.8%	4.0%	20.0%	2.9%	3.2%	5.1%	7.5%
Operating return on equity	21.9%	(6.9)%	6.9%	5.5%	16.7%	18.6%	0.9%	2.8%	5.0%	9.6%

Total assets, at period end (2)	$65,070	$106,046	$109,101	$111,246	$110,750	$111,804	$113,442	$113,187	$111,246	$113,187
Total equity, at period end	$12,674	$19,930	$20,889	$21,201	$20,732	$22,369	$22,408	$22,303	$21,201	$22,303

Book value per share, at period end (1)	$28.98	$29.52	$30.91	$31.35	$30.51	$32.90	$32.14	$31.94	$31.35	$31.94
Adjusted book value per share, at period end	$26.18	$29.30	$29.63	$30.05	$30.10	$31.48	$31.46	$31.47	$30.05	$31.47

Weighted average number of common shares outstanding (basic) (1)	434.6	664.8	665.9	666.8	668.1	669.5	679.2	688.3	608.3	676.3
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	453.9	664.8	707.9	708.6	709.1	710.3	683.8	694.1	628.3	712.8
Common shares outstanding at period end (1)	437.3	668.5	669.2	670.3	673.6	674.6	692.2	693.4	670.3	693.4

Common stock dividends declared	$81.7	$146.9	$147.1	$147.5	$148.2	$155.1	$159.1	$159.4	$523.2	$621.8

(1)               The number of shares and per share amounts for 1Q 2004 and YTD 4Q 2004 have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.

(2)               As a result of a decrease in the Company’s ownership interest in Nuveen, the Company began applying the equity method of accounting for its investment in Nuveen in 2Q 2005.  Accordingly, total assets for 2Q 2004 through 2Q 2005 have been reclassified. The company divested its remaining ownership interest in Nuveen in 3Q 2005.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Reconciliation to Net Income and Earnings Per Share

($ in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Net income (loss)
Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$50	$151	$895	$2,026
Net realized investment gains (losses)	(27)	35	(32)	(4)	18	(35)	25	27	(28)	35
Income (loss) from continuing operations	587	(302)	311	271	877	931	75	178	867	2,061
Discontinued operations	—	27	29	32	(665)	138	87	1	88	(439)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$179	$955	$1,622

Basic earnings per share (1)
Operating income (loss)	$1.41	$(0.51)	$0.51	$0.41	$1.28	$1.44	$0.07	$0.22	$1.46	$2.99
Net realized investment gains (losses)	(0.06)	0.05	(0.05)	(0.01)	0.03	(0.05)	0.04	0.04	(0.04)	0.05
Income (loss) from continuing operations	1.35	(0.46)	0.46	0.40	1.31	1.39	0.11	0.26	1.42	3.04
Discontinued operations	—	0.04	0.05	0.05	(1.00)	0.20	0.13	—	0.14	(0.65)
Net income (loss)	$1.35	$(0.42)	$0.51	$0.45	$0.31	$1.59	$0.24	$0.26	$1.56	$2.39

Diluted earnings per share (1)
Operating income (loss)	$1.37	$(0.51)	$0.50	$0.40	$1.23	$1.38	$0.07	$0.22	$1.44	$2.90
Net realized investment gains (losses)	(0.06)	0.05	(0.05)	—	0.02	(0.05)	0.04	0.04	(0.04)	0.05
Income (loss) from continuing operations	1.31	(0.46)	0.45	0.40	1.25	1.33	0.11	0.26	1.40	2.95
Discontinued operations	—	0.04	0.05	0.04	(0.94)	0.19	0.12	—	0.13	(0.62)
Net income (loss)	$1.31	$(0.42)	$0.50	$0.44	$0.31	$1.52	$0.23	$0.26	$1.53	$2.33

Adjustments to income from continuing operations and weighted average shares for income from continuing operations EPS calculation: (2)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Basic
Income (loss) from continuing operations, as reported	$587	$(302)	$311	$271	$877	$931	$75	$178	$867	$2,061
Preferred stock dividends, net of taxes	—	(2)	(2)	(2)	(2)	(2)	(1)	(1)	(6)	(6)
Income (loss) from continuing operations available to common shareholders - basic	$587	$(304)	$309	$269	$875	$929	$74	$177	$861	$2,055

Diluted
Income (loss) from continuing operations available to common shareholders - basic	$587	$(304)	$309	$269	$875	$929	$74	$177	$861	$2,055
Effect of dilutive securities:
Equity unit stock purchase contracts	N/A	—	4	4	3	3	—	—	12	9
Convertible preferred stock	N/A	—	1	1	2	2	—	—	4	6
Zero coupon convertible notes	N/A	—	1	1	1	1	—	—	2	4
Convertible junior subordinate notes	—	—	7	7	7	7	—	—	—	26
Income (loss) from continuing operations available to common shareholders - diluted	$587	$(304)	$322	$282	$888	$942	$74	$177	$879	$2,100

Common Shares
Basic
Weighted average shares outstanding	435	665	666	667	668	669	679	688	608	676

Diluted
Weighted average shares outstanding	435	665	666	667	668	669	679	688	608	676
Weighted average effects of dilutive securities:
Stock options and other incentive plans	3	—	3	3	2	2	5	6	3	4
Equity unit stock purchase contracts	N/A	—	15	15	15	15	—	—	11	10
Convertible preferred stock	N/A	—	5	5	5	4	—	—	4	4
Zero coupon convertible notes	N/A	—	2	2	2	2	—	—	2	2
Convertible junior subordinate notes	17	—	17	17	17	17	—	—	—	17
Diluted weighted average shares outstanding	454	665	708	709	709	710	684	694	628	713

(1)          The number of shares and per share amounts for 1Q 2004 and YTD 4Q 2004 have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.

(2)          Adjustments to income from continuing operations and weighted average shares for income from continuing operations EPS calculation can also be used for the operating income and net income EPS calculations.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Statement of Income - Consolidated

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Revenues
Premiums	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$4,977	$5,136	$19,038	$20,341
Net investment income (1)	619	642	667	735	765	775	812	813	2,663	3,165
Fee income	172	171	186	177	171	165	169	159	706	664
Net realized investment gains (losses)	(42)	55	(49)	(3)	—	(55)	39	33	(39)	17
Other revenues	39	38	56	43	50	43	45	40	176	178
Total revenues	4,127	6,060	6,129	6,228	6,105	6,037	6,042	6,181	22,544	24,365

Claims and expenses
Claims and claim adjustment expenses	2,281	4,869	4,086	4,203	3,223	3,101	4,361	4,242	15,439	14,927
Amortization of deferred acquisition costs	526	805	820	827	810	783	830	829	2,978	3,252
General and administrative expenses	467	864	792	822	813	789	789	838	2,945	3,229
Interest expense	36	63	67	70	71	70	70	75	236	286
Total claims and expenses	3,310	6,601	5,765	5,922	4,917	4,743	6,050	5,984	21,598	21,694

Income (loss) before income taxes and minority interest	817	(541)	364	306	1,188	1,294	(8)	197	946	2,671
Income taxes	227	(239)	48	33	311	363	(83)	19	69	610
Minority interest, net of tax	3	—	5	2	—	—	—	—	10	—
Income (loss) from continuing operations	587	(302)	311	271	877	931	75	178	867	2,061
Discontinued operations:
Operating income (loss), net of taxes	—	27	29	32	(665)	—	2	—	88	(663)
Gain on disposal, net of taxes	—	—	—	—	—	138	85	1	—	224
Income (loss) from discontinued operations (2)	—	27	29	32	(665)	138	87	1	88	(439)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$179	$955	$1,622

Other statistics:
Effective tax rate on net investment income	26.6%	23.7%	23.0%	23.4%	23.9%	22.8%	23.0%	22.3%	24.2%	23.0%
Net investment income (after-tax)	$454	$490	$514	$562	$583	$598	$625	$632	$2,020	$2,438

Catastrophes, net of reinsurance:
Pre-tax	$20	$24	$612	$116	$31	$11	$1,524	$623	$772	$2,189
After-tax	$13	$16	$402	$80	$20	$8	$1,009	$435	$511	$1,472

(1)               Includes $127 million of pre-tax net investment income in 1Q 2004 resulting from the impact of an initial public offering of a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)               In accordance with its plan to divest its equity ownership in Nuveen Investments, Nuveen Investments was accounted for as a discontinued operation beginning in 1Q 2005.  Additionally, due to the taxable nature of the transaction, the Company recorded a charge of $687 million in discontinued operations in 1Q 2005, reflecting the difference between the tax basis and the GAAP carrying value of its investment in Nuveen Investments.  A $138 million after-tax gain was recorded in 2Q 2005 related to the divestiture of 45.9 million shares of Nuveen Investments.  An $85 million after-tax gain was recorded in 3Q 2005 related to the divesture of the remaining 27.5 million shares of Nuveen Investments.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Underwriting gain (loss)	$160	$(789)	$(155)	$(263)	$291	$383	$(555)	$(463)	$(1,047)	$(344)
Net investment income	454	490	514	562	583	598	625	632	2,020	2,438
Other, including interest expense (1)	—	(38)	(16)	(24)	(15)	(15)	(20)	(18)	(78)	(68)
Operating income (loss)	614	(337)	343	275	859	966	50	151	895	2,026
Net realized investment gains (losses)	(27)	35	(32)	(4)	18	(35)	25	27	(28)	35
Discontinued operations	—	27	29	32	(665)	138	87	1	88	(439)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$179	$955	$1,622

GAAP Combined Ratio (2,3)
Loss and loss adjustment expense ratio	65.8%	93.1%	75.8%	78.2%	61.3%	59.4%	86.3%	81.0%	79.4%	71.9%
Underwriting expense ratio	26.1%	29.6%	28.0%	28.9%	29.2%	28.2%	29.9%	30.1%	28.3%	29.4%
Combined ratio	91.9%	122.7%	103.8%	107.1%	90.5%	87.6%	116.2%	111.1%	107.7%	101.3%

Impact of catastrophes on combined ratio	0.6%	0.5%	11.6%	2.1%	0.6%	0.2%	30.3%	12.1%	4.0%	10.7%
Impact of prior year reserve development on combined ratio	1.3%	27.1%	1.6%	16.5%	-1.1%	-1.5%	-2.0%	10.9%	12.6%	1.6%

(1)               Includes minority interests.

(2)               Before policyholder dividends.

(3)               Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Billing and policy fees	$23	$26	$26	$26	$29	$26	$26	$25	$101	$106
Fee income:
Loss and loss adjustment expenses	$76	$82	$87	$87	$76	$63	$72	$66	$332	$277
Other underwriting expenses	96	89	99	90	95	102	97	93	374	387
Total fee income	$172	$171	$186	$177	$171	$165	$169	$159	$706	$664

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Consolidated

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Revenues
Premiums	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$4,977	$5,136	$19,038	$20,341
Net investment income	619	642	667	735	765	775	812	813	2,663	3,165
Fee income	172	171	186	177	171	165	169	159	706	664
Other revenues	39	38	56	43	50	43	45	40	176	178
Total revenues	4,169	6,005	6,178	6,231	6,105	6,092	6,003	6,148	22,583	24,348

Claims and expenses
Claims and claim adjustment expenses	2,281	4,869	4,086	4,203	3,223	3,101	4,361	4,242	15,439	14,927
Amortization of deferred acquisition costs	526	805	820	827	810	783	830	829	2,978	3,252
General and administrative expenses	467	864	792	822	813	789	789	838	2,945	3,229
Interest expense	36	63	67	70	71	70	70	75	236	286
Total claims and expenses	3,310	6,601	5,765	5,922	4,917	4,743	6,050	5,984	21,598	21,694

Operating income (loss) before income taxes and minority interest	859	(596)	413	309	1,188	1,349	(47)	164	985	2,654
Income taxes	242	(259)	65	32	329	383	(97)	13	80	628
Minority interest, net of tax	3	—	5	2	—	—	—	—	10	—
Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$50	$151	$895	$2,026

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Property and Casualty Operations

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Statutory underwriting
Gross written premiums	$4,010	$6,142	$6,129	$5,977	$5,920	$5,909	$6,030	$5,877	$22,258	$23,736
Net written premiums	$3,400	$5,256	$5,154	$5,201	$4,780	$5,216	$5,096	$5,294	$19,011	$20,386

Net earned premiums	$3,339	$5,161	$5,269	$5,276	$5,119	$5,109	$4,977	$5,136	$19,045	$20,341
Losses and loss adjustment expenses	2,209	4,818	4,040	4,139	3,127	3,033	4,334	4,288	15,206	14,782
Underwriting expenses	903	1,603	1,420	1,406	1,435	1,461	1,437	1,507	5,332	5,840
Statutory underwriting gain (loss)	227	(1,260)	(191)	(269)	557	615	(794)	(659)	(1,493)	(281)
Policyholder dividends	6	(10)	7	(9)	7	6	(5)	14	(6)	22
Statutory underwriting gain (loss) after policyholder dividends	$221	$(1,250)	$(198)	$(260)	$550	$609	$(789)	$(673)	$(1,487)	$(303)

Other statutory statistics
Reserves for losses and loss adjustment expenses	$24,284	$40,039	$41,090	$41,728	$41,637	$41,357	$42,733	$43,191	$41,728	$43,191
Increase (decrease) in reserves (1)	$255	$15,755	$1,051	$638	$(91)	$(280)	$1,376	$458	$17,699	$1,463
Statutory surplus	$8,788	$13,955	$14,379	$15,112	$15,441	$16,137	$17,738	$18,002	$15,112	$18,002
Net written premiums/surplus (2)	1.54:1	1.51:1	1.45:1	1.38:1	1.32:1	1.26:1	1.14:1	1.13:1	1.38:1	1.13:1

(1)               Includes the acquisition of St. Paul reserves as of April 1, 2004, totaling $13,713 million.

(2)               1Q 2004 based on 12 month rolling net written premiums.  2Q 2004 based on annualized current quarter net written premiums.  3Q 2004 based on annualized 2Q 2004 and 3Q 2004 net written premiums.  4Q 2004 based on annualized 2Q 2004, 3Q 2004 and 4Q 2004 net written premiums.  1Q, 2Q, 3Q and 4Q 2005 based on 12 month rolling net written premiums.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Written and Earned Premiums - Property and Casualty Operations

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
As reported	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Written premiums
Direct	$3,923	$5,905	$5,850	$5,735	$5,538	$5,814	$5,704	$5,685	$21,413	$22,741
Assumed	87	237	279	242	382	95	326	192	845	995
Gross	4,010	6,142	6,129	5,977	5,920	5,909	6,030	5,877	22,258	23,736
Ceded	(610)	(886)	(975)	(776)	(1,140)	(693)	(934)	(583)	(3,247)	(3,350)
Net	$3,400	$5,256	$5,154	$5,201	$4,780	$5,216	$5,096	$5,294	$19,011	$20,386

Earned premiums
Direct	$3,758	$5,909	$5,971	$5,913	$5,732	$5,720	$5,680	$5,661	$21,551	$22,793
Assumed	102	332	264	309	291	235	289	264	1,007	1,079
Gross	3,860	6,241	6,235	6,222	6,023	5,955	5,969	5,925	22,558	23,872
Ceded	(521)	(1,087)	(966)	(946)	(904)	(846)	(992)	(789)	(3,520)	(3,531)
Net	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$4,977	$5,136	$19,038	$20,341

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
Proforma	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Written premiums
Direct	$5,967	$5,905	$5,850	$5,735	$5,538	$5,814	$5,704	$5,685	$23,457	$22,741
Assumed	287	237	279	242	382	95	326	192	1,045	995
Gross	6,254	6,142	6,129	5,977	5,920	5,909	6,030	5,877	24,502	23,736
Ceded	(1,030)	(886)	(975)	(776)	(1,140)	(693)	(934)	(583)	(3,667)	(3,350)
Net	$5,224	$5,256	$5,154	$5,201	$4,780	$5,216	$5,096	$5,294	$20,835	$20,386

Earned premiums
Direct	$5,848	$5,909	$5,971	$5,913	$5,732	$5,720	$5,680	$5,661	$23,641	$22,793
Assumed	257	332	264	309	291	235	289	264	1,162	1,079
Gross	6,105	6,241	6,235	6,222	6,023	5,955	5,969	5,925	24,803	23,872
Ceded	(981)	(1,087)	(966)	(946)	(904)	(846)	(992)	(789)	(3,980)	(3,531)
Net	$5,124	$5,154	$5,269	$5,276	$5,119	$5,109	$4,977	$5,136	$20,823	$20,341

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Commercial

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Revenues
Premiums	$1,731	$2,411	$2,364	$2,310	$2,204	$2,164	$2,078	$2,128	$8,816	$8,574
Net investment income	423	419	424	462	480	498	483	483	1,728	1,944
Fee income	168	164	178	170	163	156	160	150	680	629
Other revenues	14	12	23	6	15	13	19	8	55	55
Total revenues	2,336	3,006	2,989	2,948	2,862	2,831	2,740	2,769	11,279	11,202

Claims and expenses
Claims and claim adjustment expenses	1,198	1,789	1,986	2,551	1,522	1,397	2,112	2,417	7,524	7,448
Amortization of deferred acquisition costs	254	335	330	326	317	306	320	309	1,245	1,252
General and administrative expenses	287	455	419	417	419	397	419	419	1,578	1,654
Interest expense	1	1	1	—	—	1	—	1	3	2
Total claims and expenses	1,740	2,580	2,736	3,294	2,258	2,101	2,851	3,146	10,350	10,356

Operating income (loss) before federal income taxes and minority interest	596	426	253	(346)	604	730	(111)	(377)	929	846
Income taxes	163	109	24	(164)	156	200	(97)	(169)	132	90
Minority interest, net of tax	3	1	5	2	—	—	—	—	11	—
Operating income (loss)	$430	$316	$224	$(184)	$448	$530	$(14)	$(208)	$786	$756

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Commercial

($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Underwriting gain (loss)	$109	$(15)	$(114)	$(542)	$71	$137	$(401)	$(592)	$(562)	$(785)
Net investment income	314	324	327	356	367	385	375	378	1,321	1,505
Other, including minority interest	7	7	11	2	10	8	12	6	27	36
Operating income (loss)	$430	$316	$224	$(184)	$448	$530	$(14)	$(208)	$786	$756

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	64.5%	71.6%	80.4%	106.9%	65.3%	61.7%	98.7%	110.2%	81.8%	83.6%
Underwriting expense ratio	25.9%	29.0%	27.5%	28.2%	29.1%	27.8%	31.0%	30.0%	27.8%	29.5%
Combined ratio	90.4%	100.6%	107.9%	135.1%	94.4%	89.5%	129.7%	140.2%	109.6%	113.1%

Impact of catastrophes on combined ratio	0.0%	0.0%	12.1%	3.4%	0.0%	0.0%	41.4%	17.5%	4.1%	14.4%
Impact of prior year reserve development on combined ratio	-0.3%	8.9%	4.9%	44.1%	0.3%	-0.5%	-0.3%	33.1%	15.3%	8.1%

(1)               Before policyholder dividends.

(2)               Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Billing and policy fees	$2	$4	$3	$4	$4	$2	$4	$2	$13	$12
Fee income:
Loss and loss adjustment expenses	$77	$77	$83	$83	$72	$59	$68	$62	$320	$261
Other underwriting expenses	91	87	95	87	91	97	92	88	360	368
Total fee income	$168	$164	$178	$170	$163	$156	$160	$150	$680	$629

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Commercial

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Statutory underwriting
Gross written premiums	$2,213	$2,799	$2,854	$2,770	$2,751	$2,481	$2,644	$2,550	$10,636	$10,426
Net written premiums	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$2,201	$8,311	$8,429

Net earned premiums	$1,731	$2,411	$2,364	$2,310	$2,204	$2,164	$2,078	$2,128	$8,816	$8,574
Losses and loss adjustment expenses	1,126	1,735	1,924	2,479	1,426	1,332	2,065	2,430	7,264	7,253
Underwriting expenses	443	696	589	573	607	565	572	624	2,301	2,368
Statutory underwriting gain (loss)	162	(20)	(149)	(742)	171	267	(559)	(926)	(749)	(1,047)
Policyholder dividends	5	(15)	3	(1)	10	4	(7)	10	(8)	17
Statutory underwriting gain (loss) after policyholder dividends	$157	$(5)	$(152)	$(741)	$161	$263	$(552)	$(936)	$(741)	$(1,064)

Other statistics
Effective tax rate on net investment income	25.7%	23.4%	22.6%	23.0%	23.6%	22.7%	22.3%	21.8%	23.7%	22.6%
Net investment income (after-tax)	$314	$324	$327	$356	$367	$385	$375	$378	$1,321	$1,505

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$286	$77	$—	$—	$867	$373	$363	$1,240
After-tax	$—	$—	$185	$50	$—	$—	$563	$243	$235	$806

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Commercial

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Net written premiums by market
Commercial accounts	$848	$1,116	$1,075	$1,171	$1,127	$1,068	$1,022	$1,169	$4,210	$4,386
Select accounts	531	709	653	662	684	719	652	667	2,555	2,722
National accounts	240	241	290	269	341	238	298	353	1,040	1,230
Total core	1,619	2,066	2,018	2,102	2,152	2,025	1,972	2,189	7,805	8,338
Commercial other	146	168	113	79	40	22	17	12	506	91
Total	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$2,201	$8,311	$8,429

Net written premiums by product line
Commercial multi-peril	$606	$610	$618	$683	$733	$681	$681	$795	$2,517	$2,890
Workers’ compensation	350	374	403	403	464	367	378	451	1,530	1,660
Commercial automobile	326	441	420	422	419	423	408	410	1,609	1,660
Property	298	425	378	371	379	359	310	351	1,472	1,399
General liability	182	362	302	284	185	205	195	189	1,130	774
Other	3	22	10	18	12	12	17	5	53	46
Total	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$2,201	$8,311	$8,429

National accounts
Additions to claim volume under administration (1)	$1,309	$707	$644	$740	$1,042	$838	$691	$683	$3,400	$3,254
Written fees	$214	$159	$142	$146	$173	$148	$130	$123	$661	$574

(1)               Includes new and renewal business.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Proforma Gross and Net Written Premiums — Commercial

($ in millions)

This page displays proforma combined gross and net written premiums of Travelers and St. Paul, prior to the merger, and reported gross and net written premiums for St. Paul Travelers for second quarter 2004 and beyond.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Gross written premiums	$3,119	$2,799	$2,854	$2,770	$2,751	$2,481	$2,644	$2,550	$11,542	$10,426

Net written premiums by market
Commercial accounts	$1,280	$1,116	$1,075	$1,171	$1,127	$1,068	$1,022	$1,169	$4,642	$4,386
Select accounts	708	709	653	662	684	719	652	667	2,732	2,722
National accounts	352	241	290	269	341	238	298	353	1,152	1,230
Total core	2,340	2,066	2,018	2,102	2,152	2,025	1,972	2,189	8,526	8,338
Commercial other	166	168	113	79	40	22	17	12	526	91
Total	2,506	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$2,201	9,052	$8,429
Less: Pre-merger St. Paul	741								741
Total Commercial excluding pre-merger St. Paul	$1,765								$8,311

Net written premiums by product line
Commercial multi-peril	$669	$610	$618	$683	$733	$681	$681	$795	$2,580	$2,890
Workers’ compensation	489	374	403	403	464	367	378	451	1,669	1,660
Commercial automobile	459	441	420	422	419	423	408	410	1,742	1,660
Property	516	425	378	371	379	359	310	351	1,690	1,399
General liability	350	362	302	284	185	205	195	189	1,298	774
Other	23	22	10	18	12	12	17	5	73	46
Total	$2,506	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$2,201	$9,052	$8,429

National accounts
Additions to claim volume under administration (1)	$1,309	$707	$644	$740	$1,042	$838	$691	$683	$3,400	$3,254

Written fees	$218	$159	$142	$146	$173	$148	$130	$123	$665	$574
Less: Pre-merger St. Paul	4								4
Total written fees excluding pre-merger St. Paul	$214								$661

(1)               Includes new and renewal business.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income — Specialty

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Revenues
Premiums	$311	$1,375	$1,466	$1,490	$1,456	$1,449	$1,388	$1,446	$4,642	$5,739
Net investment income	51	129	149	158	170	173	204	210	487	757
Fee income	4	7	8	7	8	9	9	9	26	35
Other revenues	2	3	7	10	12	8	2	7	22	29
Total revenues	368	1,514	1,630	1,665	1,646	1,639	1,603	1,672	5,177	6,560

Claims and expenses
Claims and claim adjustment expenses	304	2,247	1,100	1,009	936	875	973	944	4,660	3,728
Amortization of deferred acquisition costs	56	242	245	249	240	224	243	245	792	952
General and administrative expenses	58	249	233	239	233	230	203	227	779	893
Total claims and expenses	418	2,738	1,578	1,497	1,409	1,329	1,419	1,416	6,231	5,573

Operating income (loss) before federal income taxes	(50)	(1,224)	52	168	237	310	184	256	(1,054)	987
Income taxes	(22)	(434)	14	36	64	89	54	101	(406)	308
Operating income (loss)	$(28)	$(790)	$38	$132	$173	$221	$130	$155	$(648)	$679

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio — Specialty

($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Underwriting gain (loss)	$(68)	$(887)	$(82)	$1	$34	$82	$(26)	$(11)	$(1,036)	$79
Net investment income	38	95	113	120	129	133	155	161	366	578
Other	2	2	7	11	10	6	1	5	22	22
Operating income (loss)	$(28)	$(790)	$38	$132	$173	$221	$130	$155	$(648)	$679

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	97.7%	162.8%	74.5%	67.9%	64.3%	59.9%	69.7%	64.7%	100.1%	64.6%
Underwriting expense ratio	35.2%	35.5%	32.2%	32.6%	32.0%	31.0%	31.7%	32.4%	33.5%	31.8%
Combined ratio	132.9%	198.3%	106.7%	100.5%	96.3%	90.9%	101.4%	97.1%	133.6%	96.4%

Impact of catastrophes on combined ratio	0.0%	0.0%	12.5%	2.4%	1.3%	0.0%	11.9%	11.6%	4.7%	6.1%
Impact of prior year reserve development on combined ratio	48.2%	93.4%	0.2%	–0.7%	3.6%	1.1%	–0.9%	–4.4%	30.8%	–0.1%

(1)               Before policyholder dividends.

(2)               Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Billing and policy fees	$—	$—	$—	$—	$2	$1	$(1)	$—	$—	$2
Fee income:
Loss and loss adjustment expenses	$(1)	$5	$4	$4	$4	$4	$4	$4	$12	$16
Other underwriting expenses	5	2	4	3	4	5	5	5	14	19
Total fee income	$4	$7	$8	$7	$8	$9	$9	$9	$26	$35

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics — Specialty

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Statutory underwriting
Gross written premiums	$398	$1,743	$1,640	$1,730	$1,691	$1,758	$1,654	$1,733	$5,511	$6,836
Net written premiums	$269	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$1,550	$4,771	$5,729

Net earned premiums	$311	$1,382	$1,466	$1,490	$1,456	$1,449	$1,388	$1,446	$4,649	$5,739
Losses and loss adjustment expenses	304	2,254	1,113	1,016	936	872	994	976	4,687	3,778
Underwriting expenses	114	510	426	437	426	453	413	428	1,487	1,720
Statutory underwriting gain (loss)	(107)	(1,382)	(73)	37	94	124	(19)	42	(1,525)	241
Policyholder dividends	1	5	4	(8)	(3)	2	2	4	2	5
Statutory underwriting gain (loss) after policyholder dividends	$(108)	$(1,387)	$(77)	$45	$97	$122	$(21)	$38	$(1,527)	$236

Other statistics
Effective tax rate on net investment income	25.2%	25.8%	24.6%	23.9%	23.9%	23.4%	23.7%	23.3%	24.8%	23.6%
Net investment income (after-tax)	$38	$95	$113	$120	$129	$133	$155	$161	$366	$578

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$184	$36	$19	$—	$169	$168	$220	$356
After-tax	$—	$—	$125	$28	$13	$—	$129	$139	$153	$281

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Specialty

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Net written premiums by market
Construction	$126	$274	$194	$250	$250	$261	$179	$226	$844	$916
Bond	142	304	378	359	163	368	391	345	1,183	1,267
Financial & Professional Services	—	184	221	231	120	232	247	251	636	850
Other	—	341	416	429	357	388	440	420	1,186	1,605
Total Domestic Specialty	268	1,103	1,209	1,269	890	1,249	1,257	1,242	3,849	4,638
International Specialty	1	360	242	319	264	296	223	308	922	1,091
Total	$269	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$1,550	$4,771	$5,729

Net written premiums by product line
Workers’ compensation	$28	$119	$103	$124	$119	$124	$79	$117	$374	$439
Commercial automobile	30	113	120	125	92	95	94	91	388	372
Property	5	88	107	101	136	141	142	158	301	577
General liability	71	462	466	536	375	579	575	575	1,535	2,104
Fidelity & Surety	91	241	327	308	130	296	320	280	967	1,026
Commercial multi-peril	43	80	86	75	38	14	47	21	284	120
International	1	360	242	319	264	296	223	308	922	1,091
Total	$269	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$1,550	$4,771	$5,729

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Proforma Gross and Net Written Premiums - Specialty

($ in millions)

This page displays proforma combined gross and net written premiums of Travelers and St. Paul, prior to the merger, and reported gross and net written premiums for St. Paul Travelers for second quarter 2004 and beyond.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Gross written premiums	$1,736	$1,743	$1,640	$1,730	$1,691	$1,758	$1,654	$1,733	$6,849	$6,836

Net written premiums by market
Construction	$325	$274	$194	$250	$250	$261	$179	$226	$1,043	$916
Bond	167	304	378	359	163	368	391	345	1,208	1,267
Financial & Professional Services	163	184	221	231	120	232	247	251	799	850
Other	402	341	416	429	357	388	440	420	1,588	1,605
Total Domestic Specialty	1,057	1,103	1,209	1,269	890	1,249	1,257	1,242	4,638	4,638
International Specialty	295	360	242	319	264	296	223	308	1,216	1,091
Total	1,352	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$1,550	5,854	$5,729
Less: Pre-merger St. Paul	1,083								1,083
Total Specialty excluding pre-merger St. Paul	$269								$4,771

Net written premiums by product line
Workers’ compensation	$141	$119	$103	$124	$119	$124	$79	$117	$487	$439
Commercial automobile	146	113	120	125	92	95	94	91	504	372
Property	101	88	107	101	136	141	142	158	397	577
General liability	450	462	466	536	375	579	575	575	1,914	2,104
Fidelity & Surety	132	241	327	308	130	296	320	280	1,008	1,026
Commercial multi-peril	87	80	86	75	38	14	47	21	328	120
International	295	360	242	319	264	296	223	308	1,216	1,091
Total	$1,352	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$1,550	$5,854	$5,729

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Personal

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Revenues
Premiums	$1,297	$1,368	$1,439	$1,476	$1,459	$1,496	$1,511	$1,562	$5,580	$6,028
Net investment income	145	93	92	112	109	116	112	120	442	457
Other revenues	23	21	22	25	24	23	24	25	91	96
Total revenues	1,465	1,482	1,553	1,613	1,592	1,635	1,647	1,707	6,113	6,581

Claims and expenses
Claims and claim adjustment expenses	779	833	1,000	643	765	829	1,276	881	3,255	3,751
Amortization of deferred acquisition costs	216	228	245	252	253	253	267	275	941	1,048
General and administrative expenses	119	132	129	156	154	162	162	187	536	665
Total claims and expenses	1,114	1,193	1,374	1,051	1,172	1,244	1,705	1,343	4,732	5,464

Operating income before federal income taxes	351	289	179	562	420	391	(58)	364	1,381	1,117
Income taxes	114	92	52	184	135	125	(33)	115	442	342
Operating income	$237	$197	$127	$378	$285	$266	$(25)	$249	$939	$775

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Personal

($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Underwriting gain	$119	$113	$41	$278	$186	$164	$(127)	$140	$551	$363
Net investment income	102	70	72	85	83	88	86	92	329	349
Other	16	14	14	15	16	14	16	17	59	63
Operating income	$237	$197	$127	$378	$285	$266	$(25)	$249	$939	$775

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	60.1%	60.9%	69.5%	43.6%	52.4%	55.4%	84.5%	56.4%	58.3%	62.2%
Underwriting expense ratio	24.2%	24.7%	24.5%	26.1%	26.3%	26.2%	26.8%	28.1%	24.9%	26.9%
Combined ratio	84.3%	85.6%	94.0%	69.7%	78.7%	81.6%	111.3%	84.5%	83.2%	89.1%

Impact of catastrophes on combined ratio	1.5%	1.8%	9.9%	0.2%	0.8%	0.7%	32.1%	5.2%	3.4%	9.8%
Impact of prior year reserve development on combined ratio	-7.8%	-7.3%	-2.6%	-9.5%	-7.8%	-5.4%	-5.5%	-5.3%	-6.8%	-6.0%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Billing and policy fees	$21	$22	$23	$22	$23	$23	$23	$23	$88	$92

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal

($ in millions)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	YTD 4Q	YTD 4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Statutory underwriting

Gross written premiums	$1,399	$1,600	$1,635	$1,477	$1,478	$1,670	$1,732	$1,594	$6,111	$6,474
Net written premiums	$1,366	$1,559	$1,572	$1,432	$1,434	$1,624	$1,627	$1,543	$5,929	$6,228

Net earned premiums	$1,297	$1,368	$1,439	$1,476	$1,459	$1,496	$1,511	$1,562	$5,580	$6,028
Losses and loss adjustment expenses	779	829	1,003	644	765	829	1,275	882	3,255	3,751
Underwriting expenses	346	397	405	396	402	443	452	455	1,544	1,752
Statutory underwriting gain (loss)	$172	$142	$31	$436	$292	$224	$(216)	$225	$781	$525

Other statistics
Effective tax rate on net investment income	29.6%	24.2%	22.6%	23.7%	24.2%	24.0%	22.9%	22.8%	25.6%	23.5%
Net investment income (after-tax)	$102	$70	$72	$85	$83	$88	$86	$92	$329	$349

Catastrophes, net of reinsurance:
Pre-tax	$20	$24	$142	$3	$12	$11	$488	$82	$189	$593
After-tax	$13	$16	$92	$2	$7	$8	$317	$53	$123	$385

Policies in force (in thousands)
Automobile	2,157	2,234	2,260	2,264	2,270	2,281	2,307	2,347	2,264	2,347
Homeowners and other	3,617	3,776	3,916	4,011	4,038	4,090	4,150	4,219	4,011	4,219

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Automobile)

($ in millions)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	YTD 4Q	YTD 4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Statutory underwriting

Gross written premiums	$854	$900	$897	$819	$870	$888	$910	$858	$3,470	$3,526
Net written premiums	$847	$893	$884	$809	$854	$878	$897	$848	$3,433	$3,477

Net earned premiums	$782	$825	$851	$862	$840	$851	$864	$873	$3,320	$3,428
Losses and loss adjustment expenses	577	596	617	468	505	542	525	564	2,258	2,136
Underwriting expenses	199	205	207	206	213	222	224	217	817	876
Statutory underwriting gain (loss)	$6	$24	$27	$188	$122	$87	$115	$92	$245	$416

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	73.7%	72.7%	72.1%	54.3%	60.1%	63.6%	60.9%	64.5%	68.0%	62.3%
Underwriting expense ratio	22.7%	22.4%	22.3%	24.0%	23.5%	24.0%	23.9%	24.0%	22.8%	23.8%
Combined ratio	96.4%	95.1%	94.4%	78.3%	83.6%	87.6%	84.8%	88.5%	90.8%	86.1%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.6%	0.3%	0.0%	0.0%	1.2%	0.9%	0.2%	0.5%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$—	$5	$3	$—	$—	$11	$7	$8	$18
After-tax	$—	$—	$3	$2	$—	$—	$7	$5	$5	$12

Policies in force (in thousands)	2,157	2,234	2,260	2,264	2,270	2,281	2,307	2,347
Change from prior year quarter	8.1%	10.8%	10.5%	9.4%	5.2%	2.1%	2.1%	3.7%
Change from prior quarter	4.3%	3.6%	1.2%	0.2%	0.3%	0.5%	1.1%	1.7%

(1)               Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	YTD 4Q 2004	YTD 4Q 2005
Billing and policy fees	$14	$14	$15	$14	$15	$14	$15	$14	$57	$58

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Homeowners and Other)

($ in millions)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	YTD 4Q 2004	YTD 4Q 2005

Statutory underwriting

Gross written premiums	$545	$700	$738	$658	$608	$782	$822	$736	$2,641	$2,948
Net written premiums	$519	$666	$688	$623	$580	$746	$730	$695	$2,496	$2,751

Net earned premiums	$515	$543	$588	$614	$619	$645	$647	$689	$2,260	$2,600
Losses and loss adjustment expenses	202	233	386	176	260	287	750	318	997	1,615
Underwriting expenses	147	192	198	190	189	221	228	238	727	876
Statutory underwriting gain (loss)	$166	$118	$4	$248	$170	$137	$(331)	$133	$536	$109

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	39.2%	42.9%	65.7%	28.6%	42.0%	44.5%	115.8%	46.2%	44.1%	62.1%
Underwriting expense ratio	26.6%	28.2%	27.7%	29.0%	30.1%	29.2%	30.8%	33.3%	27.9%	30.9%
Combined ratio	65.8%	71.1%	93.4%	57.6%	72.1%	73.7%	146.6%	79.5%	72.0%	93.0%

Impact of catastrophes on combined ratio	3.9%	4.4%	23.3%	0.0%	1.9%	1.7%	73.8%	10.7%	8.0%	22.1%

Catastrophe losses, net of reinsurance:
Pre-tax	$20	$24	$137	$—	$12	$11	$477	$75	$181	$575
After-tax	$13	$16	$89	$—	$7	$8	$310	$48	$118	$373

Policies in force (in thousands)	3,617	3,776	3,916	4,011	4,038	4,090	4,150	4,219
Change from prior year quarter	9.4%	12.3%	14.2%	14.9%	11.6%	8.3%	6.0%	5.2%
Change from prior quarter	3.6%	4.4%	3.7%	2.4%	0.7%	1.3%	1.5%	1.7%

(1)               Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	YTD 4Q 2004	YTD 4Q 2005
Billing and policy fees	$7	$8	$8	$8	$8	$9	$8	$9	$31	$34

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Interest Expense and Other

($ in millions)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	YTD 4Q 2004	YTD 4Q 2005

Revenues
Net investment income	$—	$1	$2	$3	$6	$(12)	$13	$—	$6	$7
Other revenues	—	2	4	2	(1)	(1)	—	—	8	(2)
Total revenues	—	3	6	5	5	(13)	13	—	14	5

Claims and expenses
Interest expense	35	62	66	70	71	69	70	74	233	284
General and administrative expenses	3	28	11	10	7	—	5	5	52	17
Total claims and expenses	38	90	77	80	78	69	75	79	285	301

Operating loss before federal income tax benefit	(38)	(87)	(71)	(75)	(73)	(82)	(62)	(79)	(271)	(296)
Income taxes	(13)	(26)	(25)	(24)	(26)	(31)	(21)	(34)	(88)	(112)
Minority Interest, net of tax	—	(1)	—	—	—	—	—	—	(1)	—
Operating loss	$(25)	$(60)	$(46)	$(51)	$(47)	$(51)	$(41)	$(45)	$(182)	$(184)

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Consolidated Balance Sheet (1)

($ in millions)

	December 31, 2005 (1)	December 31, 2004

Assets
Fixed maturities, available for sale at fair value (including $2,667 and $2,603 subject to securities lending and repurchase agreements) (amortized cost $58,616 and $53,017)	$58,983	$54,269
Equity securities, at fair value (cost $538 and $687)	579	759
Real estate	752	773
Mortgage loans	145	191
Short-term securities	4,802	4,944
Other investments	3,026	3,432
Total investments	68,287	64,368

Cash	337	262
Investment income accrued	761	671
Premiums receivable	6,124	6,201
Reinsurance recoverables	19,574	19,054
Ceded unearned premiums	1,322	1,565
Deferred acquisition costs	1,527	1,559
Deferred tax asset	2,062	2,198
Contractholder receivables	5,516	5,629
Goodwill	3,442	3,564
Intangible assets	917	1,062
Net assets of discontinued operations (2)	—	2,041
Other assets	3,318	3,072
Total assets	$113,187	$111,246

	December 31, 2005 (1)	December 31, 2004

Liabilities
Claims and claim adjustment expense reserves	$61,090	$59,070
Unearned premium reserves	10,927	11,310
Contractholder payables	5,516	5,629
Payables for reinsurance premiums	720	896
Debt	5,850	6,313
Other liabilities	6,781	6,827
Total liabilities	90,884	90,045

Shareholders’ equity
Preferred stock:
Savings Plan - convertible preferred stock (0.5 and 0.6 shares issued and outstanding)	153	193
Guaranteed obligation - Stock Ownership Plan	—	(5)
Common stock (1,750.0 shares authorized; 694.6 and 670.7 shares issued; 693.4 and 670.3 shares outstanding)	18,179	17,414
Retained earnings	3,750	2,744
Accumulated other changes in equity from nonowner sources	351	952
Treasury stock, at cost (1.2 and 0.4 shares)	(47)	(14)
Unearned compensation	(83)	(83)
Total shareholders’ equity	22,303	21,201
Total liabilities and shareholders’ equity	$113,187	$111,246

(1)               Preliminary.

(2)               As a result of a decrease in the Company’s ownership interest in Nuveen, the Company began applying the equity method of accounting for its investment in Nuveen in 2Q 2005.  Accordingly, the assets and liabilities of Nuveen were reclassified to net assets of discontinued operations.  The Company divested its remaining ownership interest in Nuveen in 3Q 2005.

The St. Paul Travelers Companies, Inc.

Investment Portfolio

(at carrying value, $ in millions)

	December 31, 2005	Pre-tax Book Yield	December 31, 2004	Pre-tax Book Yield
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$27,518	4.84%	$27,686	4.78%
Tax-exempt fixed maturities	31,465	4.15%	26,583	4.14%
Total fixed maturities	58,983	4.48%	54,269	4.47%

Non-redeemable preferred stocks	422	6.79%	581	6.71%
Common stocks	157	N/A	178	N/A
Total equity securities	579	N/A	759	N/A

Mortgage loans	145	6.03%	191	8.25%

Real estate	752	N/A	773	N/A

Short-term securities	4,802	4.31%	4,944	2.23%

Private equities	1,506	N/A	1,707	N/A
Arbitrage funds	791	N/A	944	N/A
Real estate joint ventures & other	697	N/A	743	N/A
Trading securities	32	N/A	38	N/A
Total other investments	3,026	N/A	3,432	N/A

Total investments	$68,287	4.48%	$64,368	4.31%

Net unrealized gain on investment securities, net of tax, included in shareholders’ equity	$327		$866

The St. Paul Travelers Companies, Inc.

Investment Portfolio — Fixed Maturities Data

(at carrying value, $ in millions)

	December 31,	December 31,
	2005	2004
Fixed maturities
Mortgage-backed securities — principally obligations of U.S. Government agencies	$7,943	$8,678
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	3,444	3,033
Corporates (including redeemable preferreds)	14,187	13,856
Obligations of states and political subdivisions	31,823	26,841
Debt securities issued by foreign governments	1,586	1,861
Subtotal — Available-for-sale securities	58,983	54,269
Trading securities	4	15
Total fixed maturities	$58,987	$54,284

Fixed Maturities

Quality Characteristics (1)

	December 31, 2005
	Amount	% of Total
Quality Ratings
Aaa	$38,477	65.2%
Aa	11,099	18.8
A	4,469	7.6
Baa	3,186	5.4
Total investment grade	57,231	97.0
Ba	785	1.3
B	684	1.2
Caa and lower	283	0.5
Total below investment grade	1,752	3.0
Total fixed maturities, excluding trading securities	$58,983	100.0%
Trading securities	$4
Average weighted quality	AA1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.9

(1)               Rated using external rating agencies or by St. Paul Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The St. Paul Travelers Companies, Inc.

Investment Income

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Gross investment income
Fixed maturities	$412	$555	$583	$579	$609	$615	$636	$670	$2,129	$2,530
Short-term securities	9	12	21	27	30	37	56	59	69	182
Mortgage loans	4	14	4	3	4	4	14	1	25	23
Other (1)	249	67	69	161	139	145	125	94	546	503
	674	648	677	770	782	801	831	824	2,769	3,238
Investment expenses (1)	55	6	10	35	17	26	19	11	106	73
Net investment income, pre-tax	619	642	667	735	765	775	812	813	2,663	3,165
Income taxes	165	152	153	173	182	177	187	181	643	727
Net investment income, after-tax	$454	$490	$514	$562	$583	$598	$625	$632	$2,020	$2,438

Effective tax rate	26.6%	23.7%	23.0%	23.4%	23.9%	22.8%	23.0%	22.3%	24.2%	23.0%

Average invested assets (2)	$37,097	$59,292	$61,274	$62,892	$64,218	$65,765	$67,630	$69,135	$55,139	$66,695

Average yield pre-tax	6.7%	4.3%	4.4%	4.7%	4.8%	4.7%	4.8%	4.7%	4.8%	4.7%
Average yield after-tax	4.9%	3.3%	3.4%	3.6%	3.6%	3.6%	3.7%	3.7%	3.7%	3.7%

(1)               Includes $166 million and $39 million of gross investment income and investment expenses, respectively, in 1Q 2004 resulting from the impact of an initial public offering of a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)               Reduced by payables for securities lending and repurchase agreements, excludes net unrealized investment gains and losses, and is adjusted for receivables related to investment sales and payables on investment purchases.

The St. Paul Travelers Companies, Inc.

Net Realized and Unrealized Investment Gains (Losses)

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Net realized investment gains (losses)
Fixed maturities	$12	$38	$11	$2	$14	$(17)	$2	$1	$63	$—
Equity securities	1	1	8	14	4	4	14	12	24	34
Other	(55)	16	(68)	(19)	(18)	(42)	23	20	(126)	(17)
Realized investment gains (losses) before tax	(42)	55	(49)	(3)	—	(55)	39	33	(39)	17
Related taxes	(15)	20	(17)	1	(18)	(20)	14	6	(11)	(18)
Net realized investment gains (losses)	$(27)	$35	$(32)	$(4)	$18	$(35)	$25	$27	$(28)	$35

Gross investment gains (1)	$135	$371	$185	$326	$203	$212	$196	$177	$1,017	$788
Gross investment losses before impairments (1)	(166)	(293)	(206)	(311)	(194)	(225)	(123)	(120)	(976)	(662)
Impairments	(11)	(23)	(28)	(18)	(9)	(42)	(34)	(24)	(80)	(109)
Realized investment gains (losses) before tax	(42)	55	(49)	(3)	—	(55)	39	33	(39)	17
Related taxes	(15)	20	(17)	1	(18)	(20)	14	6	(11)	(18)
Net realized investment gains (losses)	$(27)	$35	$(32)	$(4)	$18	$(35)	$25	$27	$(28)	$35

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2004	2004	2004	2004	2005	2005	2005	2005

Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,805	$154	$1,268	$1,252	$429	$1,420	$587	$367
Equity securities & other	75	71	57	83	21	65	117	118
Unrealized investment gains before tax and minority interest	1,880	225	1,325	1,335	450	1,485	704	485
Related taxes	658	84	466	469	173	523	232	158
Minority interest, net of tax	(1)	—	—	—	—	—	—	—

Balance, end of period	$1,223	$141	$859	$866	$277	$962	$472	$327

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$105	$161	$78	$86	$85	$78	$114	$75
Gross investment Treasury future losses	$160	$104	$124	$85	$66	$123	$81	$70

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio. In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The St. Paul Travelers Companies, Inc.

Reinsurance Recoverables

($ in millions)

	December 31,	December 31,
	2005	2004
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$14,177	$13,367
Allowance for uncollectible reinsurance	(804)	(751)
Net reinsurance recoverables	13,373	12,616
Mandatory pools and associations	2,211	2,497
Structured settlements	3,990	3,941
Total reinsurance recoverables	$19,574	$19,054

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable at December 31, 2005 is as follows:

	December 31,	December 31,	A.M. Best Rating of Group’s
Reinsurer	2005	2004	Predominant Reinsurer
Munich Re Group	$1,304	$1,273	A third highest of 16 ratings
Swiss Re Group	912	774	A+ second highest of 16 ratings
GE Insurance Services Group	778	705	A third highest of 16 ratings
Berkshire Hathaway Group	764	888	A++ highest of 16 ratings
American International Group	754	682	A+ second highest of 16 ratings

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in. These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion. The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The St. Paul Travelers Companies, Inc.

Net Reserves for Losses and Loss Adjustment Expense

($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Commercial
Beginning of period	$18,791	$18,847	$27,981	$28,408	$29,021	$28,772	$28,352	$28,911	$18,791	$29,021
Incurred	1,126	1,735	1,924	2,479	1,426	1,332	2,065	2,430	7,264	7,253
Paid	(1,070)	(1,430)	(1,498)	(1,931)	(1,705)	(1,725)	(1,484)	(1,964)	(5,929)	(6,878)
Acquired reserves, foreign exchange and other (1)	—	8,829	1	65	30	(27)	(22)	10	8,895	(9)
End of period	$18,847	$27,981	$28,408	$29,021	$28,772	$28,352	$28,911	$29,387	$29,021	$29,387

Specialty
Beginning of period	$2,020	$2,204	$8,723	$9,129	$9,373	$9,582	$9,686	$10,069	$2,020	$9,373
Incurred	304	2,254	1,113	1,016	936	872	994	976	4,687	3,778
Paid	(120)	(564)	(644)	(894)	(694)	(710)	(642)	(777)	(2,222)	(2,823)
Acquired reserves, foreign exchange and other (1)	—	4,829	(63)	122	(33)	(58)	31	(101)	4,888	(161)
End of period	$2,204	$8,723	$9,129	$9,373	$9,582	$9,686	$10,069	$10,167	$9,373	$10,167

Personal
Beginning of period	$3,218	$3,233	$3,335	$3,553	$3,334	$3,283	$3,319	$3,753	$3,218	$3,334
Incurred	779	829	1,003	644	765	829	1,275	882	3,255	3,751
Paid	(764)	(752)	(785)	(863)	(816)	(793)	(841)	(998)	(3,164)	(3,448)
Acquired reserves, foreign exchange and other (1)	—	25	—	—	—	—	—	—	25	—
End of period	$3,233	$3,335	$3,553	$3,334	$3,283	$3,319	$3,753	$3,637	$3,334	$3,637

Total
Beginning of period	$24,029	$24,284	$40,039	$41,090	$41,728	$41,637	$41,357	$42,733	$24,029	$41,728
Incurred	2,209	4,818	4,040	4,139	3,127	3,033	4,334	4,288	15,206	14,782
Paid	(1,954)	(2,746)	(2,927)	(3,688)	(3,215)	(3,228)	(2,967)	(3,739)	(11,315)	(13,149)
Acquired reserves, foreign exchange and other (1)	—	13,683	(62)	187	(3)	(85)	9	(91)	13,808	(170)
End of period	$24,284	$40,039	$41,090	$41,728	$41,637	$41,357	$42,733	$43,191	$41,728	$43,191

Prior Year Reserve Development: Unfavorable (Favorable)

Commercial
Asbestos	$—	$5	$—	$922	$—	$—	$—	$830	$927	$830
Environmental	—	197	5	84	—	—	—	30	286	30
All other	(6)	11	112	13	6	(10)	(6)	(156)	130	(166)
Accretion of discount	16	17	15	25	13	14	13	14	73	54
Total Commercial	10	230	132	1,044	19	4	7	718	1,416	748

Specialty
Asbestos	—	—	1	—	—	—	—	—	1	—
Environmental	—	7	(3)	—	—	—	—	—	4	—
All other	150	1,277	5	(11)	53	16	(13)	(65)	1,421	(9)
Accretion of discount	—	1	1	—	2	—	1	2	2	5
Total Specialty	150	1,285	4	(11)	55	16	(12)	(63)	1,428	(4)

Personal	(101)	(100)	(37)	(140)	(114)	(81)	(83)	(82)	(378)	(360)
Total (2)	$59	$1,415	$99	$893	$(40)	$(61)	$(88)	$573	$2,466	$384

(1)               All St Paul 1Q 2004 ending reserve balances are shown as acquired reserves during 2Q 2004.

(2)               Prior year reserve development within incurred losses does not include the benefit (detriment) of retroactive reinsurance which totals $(15) million and $5 million for 2Q 2004 and 3Q 2004 respectively.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005

Asbestos reserves
Beginning reserves:
Direct	$3,782	$3,688	$4,052	$3,976	$4,775	$4,675	$4,527	$4,412	$3,782	$4,775
Ceded	(805)	(799)	(999)	(868)	(843)	(818)	(785)	(743)	(805)	(843)
Net	2,977	2,889	3,053	3,108	3,932	3,857	3,742	3,669	2,977	3,932
Acquired reserves:
Direct	—	502	—	—	—	—	—	—	502	—
Ceded	—	(191)	—	—	—	—	—	—	(191)	—
Incurred losses and loss expenses:
Direct	—	7	2	932	—	—	—	833	941	833
Ceded	—	(2)	(1)	(10)	—	—	—	(3)	(13)	(3)
Accretion of discount:
Direct	5	5	3	4	—	1	—	—	17	1
Ceded	—	—	—	—	—	—	—	—	—	—
Losses paid:
Direct	99	150	81	137	100	149	115	142	467	506
Ceded	(6)	7	(132)	(35)	(25)	(33)	(42)	(7)	(166)	(107)
Ending reserves:
Direct	3,688	4,052	3,976	4,775	4,675	4,527	4,412	5,103	4,775	5,103
Ceded	(799)	(999)	(868)	(843)	(818)	(785)	(743)	(739)	(843)	(739)
Net	$2,889	$3,053	$3,108	$3,932	$3,857	$3,742	$3,669	$4,364	$3,932	$4,364

Environmental reserves
Beginning reserves:
Direct	$331	$287	$764	$701	$725	$624	$547	$517	$331	$725
Ceded	(41)	(39)	(108)	(98)	(84)	(85)	(79)	(80)	(41)	(84)
Net	290	248	656	603	641	539	468	437	290	641
Acquired reserves:
Direct	—	271	—	—	—	—	—	—	271	—
Ceded	—	(58)	—	—	—	—	—	—	(58)	—
Incurred losses and loss expenses:
Direct	—	242	1	80	—	—	—	17	323	17
Ceded	—	(38)	1	4	—	—	—	13	(33)	13
Losses paid:
Direct	44	36	64	56	101	77	30	40	200	248
Ceded	(2)	(27)	(9)	(10)	1	(6)	1	2	(48)	(2)
Ending reserves:
Direct	287	764	701	725	624	547	517	494	725	494
Ceded	(39)	(108)	(98)	(84)	(85)	(79)	(80)	(69)	(84)	(69)
Net	$248	$656	$603	$641	$539	$468	$437	$425	$641	$425

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.
Capitalization
($ in millions)

	December 31,	December 31,
Debt	2005	2004

Short-term debt
Commercial paper	$104	$499
6.75% Senior notes due November 15, 2006	150	—
7.875% Senior notes due April 15, 2005	—	238
7.125% Senior notes due June 1, 2005	—	79
Medium-term notes maturing in succeeding year	56	99
Total short-term debt	310	915

Long-term debt
Medium-term notes with various maturities from 2006 to 2010	242	298
6.75% Senior notes due November 15, 2006	—	150
5.75% Senior notes due March 15, 2007	500	500
5.25% Senior notes due August 16, 2007 (1)	—	442
5.01% Senior notes due August 16, 2007 (1)	442	—
3.75% Senior notes due March 15, 2008	400	400
4.50% Zero coupon convertible notes due 2009	122	117
8.125% Senior notes due April 15, 2010	250	250
7.81% Private placement notes due on various dates through 2011	16	20
5.00% Senior notes due March 15, 2013	500	500
5.50% Senior notes due December 1, 2015	400	—
7.75% Senior notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	125
8.47% Subordinated debentures due January 10, 2027	81	81
4.50% Convertible junior subordinated notes due April 15, 2032	893	893
6.375% Senior notes due March 15, 2033	500	500
8.50% Subordinated debentures due December 15, 2045	56	56
8.312% Subordinated debentures due July 1, 2046	73	73
7.60% Subordinated debentures due October 15, 2050	593	593
Total long-term debt	5,393	5,198
Unamortized fair value adjustment	185	239
Unamortized debt issuance costs	(38)	(39)
	5,540	5,398
Total debt	5,850	6,313

Minority interest	14	20
Preferred equity	153	188
Common equity (excluding SFAS 115)	21,823	20,145
Total capital	$27,840	$26,666
Total debt to capital	21.0%	23.7%

(1) These senior notes bore an interest rate of 5.25% at December 31, 2004. The interest rate was reset to 5.01% in May 2005 pursuant to the remarketing of these notes.

The St. Paul Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	December 31,	December 31,
	2005	2004

Statutory capital and surplus	$18,002	$15,112

GAAP adjustments

Goodwill and intangible assets	4,122	4,373
Investments	875	2,129
Noninsurance companies	(3,815)	(3,238)
Deferred acquisition costs	1,527	1,557
Deferred federal income tax	533	338
Reinsurance recoverables	602	461
Furniture, equipment & software	206	200
Employee benefits	105	83
Agents balances	166	139
Other	(20)	47

Total GAAP adjustments	4,301	6,089
GAAP shareholders’ equity	$22,303	$21,201

The St. Paul Travelers Companies, Inc.
Statement of Cash Flows - Preliminary
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Cash flows from operating activities
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$179	$955	$1,622
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	—	(27)	(29)	(32)	665	(138)	(87)	(1)	(88)	439
Net realized investment (gains) losses	42	(55)	49	3	—	55	(39)	(33)	39	(17)
Depreciation and amortization	25	71	252	174	150	259	117	165	522	691
Deferred federal income taxes (benefit)	(17)	(98)	(63)	(102)	110	625	(218)	(17)	(280)	500
Amortization of deferred policy acquisition costs	526	805	820	828	810	783	830	829	2,979	3,252
Premium balances receivable	(12)	(90)	320	102	92	(187)	147	25	320	77
Reinsurance recoverables	239	(24)	(126)	495	228	433	(1,059)	(122)	584	(520)
Deferred acquisition costs	(549)	(819)	(810)	(770)	(808)	(793)	(821)	(798)	(2,948)	(3,220)
Claim and claim adjustment expense reserves	96	2,140	1,081	156	(433)	(523)	2,484	504	3,473	2,032
Unearned premium reserves	151	(4)	(84)	(105)	(148)	(41)	43	(237)	(42)	(383)
Trading account activities	2	13	4	1	—	6	—	—	20	6
Other	(309)	(218)	99	(40)	150	(845)	(178)	(17)	(468)	(890)
Net cash provided by operating activities	781	1,419	1,853	1,013	1,028	703	1,381	477	5,066	3,589

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	865	1,822	1,332	1,602	1,073	1,348	1,393	1,138	5,621	4,952
Mortgage loans	4	46	18	8	5	1	43	2	76	51
Proceeds from sales of investments
Fixed maturities	2,158	1,855	950	2,982	1,052	1,659	722	1,759	7,945	5,192
Equity securities	68	39	46	112	39	73	169	122	265	403
Mortgage loans	29	12	20	—	—	—	—	—	61	—
Real estate	—	21	8	(29)	—	—	39	(2)	—	37
Purchase of investments
Fixed maturities	(3,676)	(2,980)	(4,890)	(4,976)	(4,175)	(4,391)	(3,597)	(3,883)	(16,522)	(16,046)
Equity securities	(28)	(20)	(11)	(35)	(21)	(1)	(15)	(26)	(94)	(63)
Mortgage loans	(2)	(53)	—	—	—	(9)	9	—	(55)	—
Real estate	—	(10)	(22)	10	(8)	(14)	(7)	(20)	(22)	(49)
Short-term securities, (purchases) sales, net	224	(1,476)	(159)	(502)	980	(855)	(1,155)	1,172	(1,913)	142
Other investments, net	107	302	172	301	228	224	178	43	882	673
Securities transactions in course of settlement	(681)	(563)	712	(576)	195	268	(260)	(798)	(1,108)	(595)
Net cash acquired in merger	—	151	—	(3)	—	—	—	—	148	—
Other	—	11	40	18	—	(48)	(25)	(59)	69	(132)
Net cash used by investing activities	(932)	(843)	(1,784)	(1,088)	(632)	(1,745)	(2,506)	(552)	(4,647)	(5,435)

The St. Paul Travelers Companies, Inc.
Statement of Cash Flows — Preliminary (Continued)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2004	2004	2004	2004	2005	2005	2005	2005	2004	2005
Cash flows from financing activities
Issuance of debt	—	—	128	174	—	—	—	400	302	400
Payment of debt	—	(224)	(3)	—	(2)	(479)	(41)	(293)	(227)	(815)
Treasury stock acquired — net employee stock-based compensation	(9)	(11)	—	(3)	(8)	(6)	(13)	(6)	(23)	(33)
Issuance of common stock — employee stock options	29	39	12	31	32	29	68	35	111	164
Issuance of common stock — maturity of equity unit forward contracts	—	—	—	—	—	—	442	—	—	442
Dividends to shareholders	(81)	(263)	(149)	(149)	(150)	(157)	(160)	(161)	(642)	(628)
Repurchase of minority interest	—	(76)	—	—	—	—	—	—	(76)	—
Other	—	11	11	17	13	(13)	—	(3)	39	(3)

Net cash provided (used) by financing activities	(61)	(524)	(1)	70	(115)	(626)	296	(28)	(516)	(473)

Effect of exchange rate changes on cash	—	—	(2)	9	(2)	(2)	1	(2)	7	(5)
Net proceeds from the sale of discontinued operations	—	—	—	—	—	1,867	532	—	—	2,399

Net increase (decrease) in cash	(212)	52	66	4	279	197	(296)	(105)	(90)	75
Cash at beginning of period	352	140	192	258	262	541	738	442	352	262
Cash at end of period	$140	$192	$258	$262	$541	$738	$442	$337	$262	$337

Income taxes (received) paid	$108	$438	$—	$(18)	$13	$357	$151	$304	$528	$825
Interest paid	$47	$72	$83	$79	$87	$86	$88	$70	$281	$331

The St. Paul Travelers Companies, Inc.
Financial Supplement — Fourth Quarter 2005

All historical information through the first quarter of 2004 included in this Financial Supplement presents only results of Travelers as Travelers is being treated as the accounting acquirer. Where applicable, historical results conform with current business segment definitions.

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis. In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses) and discontinued operations. Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity. Continuing operations return on equity is the ratio of income from continuing operations to average equity. Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses and discontinued operations, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results. These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends. Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence. A catastrophe may result in the payment of reinstatement premiums and assessments from various pools. In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Reinstatement premiums represent additional premiums payable to reinsurers to restore coverage limits that have been exhausted as a result of losses for certain excess of loss reinsurance treaties.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims. Loss reserve development may be related to prior year or current year development. In the opinion of the Company’s management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned. For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums. The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract. Gross written premiums are a measure of overall business volume.

Proforma combined gross and net written premiums reflect the addition of gross and net written premiums, respectively, of The St. Paul and Travelers for periods prior to the merger on April 1, 2004. The proforma combined gross and net written premium amounts are not affected by purchase accounting adjustments. Gross and net written premiums are a measure of business volume before and after reinsurance. The proforma information presented is not necessarily indicative of what would have occurred had the acquisition and related transactions been made at the beginning of the applicable period, or of future results of the company.

Adjusted book value per share represents assets less liabilities and preferred shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property-casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

St. Paul Travelers has organized its businesses into the following operating and reporting segments, beginning with the second quarter 2004:

Commercial: Commercial — Core offers a broad array of property and casualty insurance and insurance-related services and is organized into the following three marketing and underwriting groups focusing on a particular client base or product grouping to provide products and services that specifically address clients’ needs: Commercial Accounts, Select Accounts and National Accounts. Commercial — Other includes policies written by Gulf, primarily management and professional liability coverages (prior to the integration of these products into Specialty in April 2004), the Special Liability Group and runoff operations.

Specialty provides dedicated underwriting, claim and risk control services that require specialized expertise, domestically and internationally. Domestic Specialty includes Financial and Professional Services, Bond, Construction, Technology, Ocean Marine, Oil and Gas, Public Sector, and Excess and Umbrella, among others. International Specialty includes operations in the U.K., Ireland, Canada, and the Company’s participation in Lloyds.

Personal writes virtually all types of property and casualty insurance covering personal risks. The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Discontinued Operations (Asset Management) comprises Nuveen Investments, whose core businesses are asset management and related research, as well as the development, marketing and distribution of investment products and services for the affluent, high net worth and institutional market segments. During the third quarter of 2005 the Company completed the divestiture of its ownership interest of Nuveen Investments.

* * * * *

Segment results for periods beginning prior to April 1, 2004 have been restated from the historical presentation of Travelers to conform to the new St. Paul Travelers segment arrangement where practicable. As a result, prior quarter Bond and Construction results were disaggregated from historical Travelers Commercial Lines segment to create a historical Specialty segment and to restate Commercial into the new format. Beginning in the second quarter of 2005, the results of Discover Re are now included in the Commercial segment. Previously, Discover Re’s results were included in the Specialty segment. All prior quarters have been restated to conform with the second quarter 2005 presentation.

Invested and other assets and net investment income (NII) of historical Travelers had been specifically identified by reporting segment prior to the merger. Beginning in the second quarter 2004, the Company developed a methodology to allocate NII and invested assets to the identified segments. This methodology allocates pretax NII based upon an investable funds concept, which takes into account liabilities (net of non-invested assets) and appropriate capital considerations for each segment. It is not practicable to apply the methodology to historical businesses and as such, actual (versus allocated) NII is included in revenues and operating income of the restated segments for periods prior to the merger. It is also not practicable to present total assets for restated Specialty and Commercial segments for periods prior to the merger. The Company believes that the differences, if any, are not significant to a comparison with the new segment presentation.